Prospectus Supplement dated May 1, 2014
Prospectus Form #
Product Name	National	New York
RiverSource® Variable Universal Life 5/RiverSource® Variable Universal Life 5-Estate Series	S-6542 D (5/14)	S-6543 D (5/14)

RiverSource® Variable Universal Life IV/RiverSource® Variable Universal Life IV-Estate Series	S-6418 T(5/14)	S-6419 V (5/14)

RiverSource® Variable Universal Life Insurance	S-6194 AR(5/14)	S-6171 AT(5/14)

RiverSource® Variable Universal Life Insurance III	S-6189 AG(5/14)

RiverSource Succession Select® Variable Life Insurance	S-6202 V (5/14)	S-6203 T(5/14)

The following information describes proposed changes to certain underlying Funds offered under certain life insurance policies (the “Policies”). Please retain this supplement with your latest printed prospectus for future reference.

Effective on the later of June 30, 2014 or the date the registration statement for the underlying funds described in this supplement becomes effective, two new underlying funds will be available under the Policies: Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (Class 2) and Variable Portfolio — Multi-Manager Diversified Income Fund (Class 2).

As of the date of this supplement, a registration statement for Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (Class 2) and Variable Portfolio — Multi-Manager Diversified Income Fund (Class 2) has been filed with the Securities and Exchange Commission (SEC), but is not yet effective. Shares of these funds may not be sold or purchased prior to the effective date of the funds’ registration statement. This supplement is not an offer to buy or sell securities.

The information in this supplement regarding the underlying funds is not complete and is subject to change prior to the registration statement becoming effective. After the funds’ registration statement becomes effective, for a free copy of the funds’ prospectus, call 800-345-6611. Read the prospectus carefully before you invest.

In conjunction with the changes described above, the following revisions are made in your prospectuses. All changes described below are effective on or about June 30, 2014.

I.	The table titled “Annual Operating Expenses of the Funds” in the “Fee Tables” section in your prospectus is hereby amended to include the new underlying funds.

ANNUAL OPERATING EXPENSES OF THE FUNDS

The table below describes the operating expenses of the funds that you may pay periodically during the time that you own the contract. The table shows the total annual operating expenses charged by each fund. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

Total annual operating expenses of each fund*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired	Gross
		and/or		fund	total
	Management	service	Other	fees and	annual
Fund name	fees	12b-1 fees	expenses	expenses**	expenses
Variable Portfolio — Multi-Manager Diversified Income Fund (Class 2)***	0.02%	0.25%	0.25%	0.64%	1.16%(1),(2)
Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (Class 2)***	0.02%	0.25%	0.25%	0.64%	1.16%(1),(2)

* The Funds provided the information on their expenses and we have not independently verified the information.

** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

*** For these underlying funds, a registration statement has been filed with the SEC but is not effective as of the date of this supplement. These funds are not available for purchase until their respective registration statements become effective. The expenses, investment objective, and investment advisor provided by these funds are the most recently available and may be subject to change prior to the funds’ registration statement becoming effective.

(1)     Management fees and other expenses are based on estimated amounts for the Fund’s current fiscal year. In addition, acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

(2)     Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes and extraordinary expenses) until April 30, 2015, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.04% for Variable Portfolio — Multi-Manager Diversified Income Fund (Class 2) and 1.04% for Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (Class 2).

II.	The section in your prospectus titled “The Variable Account and the Funds” is hereby amended to include descriptions for the new underlying funds as follows:

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio — Multi-Manager Diversified Income Fund (Class 2)	Seeks a high level of current income, with capital preservation as a secondary objective.	Columbia Management Investment Advisers, LLC
Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (Class 2)	Seeks total return while adapting to interest rate, credit and inflation environments.	Columbia Management Investment Advisers, LLC

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

S-6202-13 A (5/14)

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